Exhibit 10.1

Conformed

CUSTODY AGREEMENT

dated as of

December 1, 2015

by and between

PARKVIEW CAPITAL CREDIT, INC.

and

MILLENNIUM TRUST COMPANY, LLC

EXHIBIT A – Marketplace Lending Account Authorization and Initial Funding Direction

EXHIBIT B – Marketplace Lending Account Subsequent Funding Direction

SCHEDULE 1 – Initial Authorized Persons

THIS CUSTODY AGREEMENT (this “Agreement”) is dated as of December 1, 2015 by and between PARKVIEW CAPITAL CREDIT, INC., a corporation organized under the laws of Maryland, having its principal place of business at Two Post Oak Center, 1980 Post Oak Boulevard, 15th Floor, Houston, Texas 77056 (the “Fund”), and MILLENNIUM TRUST COMPANY, LLC, a limited liability company organized under the laws of the State of Illinois, having its principal place of business at 2001 Spring Road, Oak Brook, IL 60523 (the “Custodian”).

RECITALS

WHEREAS, the Fund is a closed-end management investment company, which has elected or will elect to do business as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is authorized to issue shares of common stock;

WHEREAS, the Fund desires to retain the Custodian to act as custodian for the Fund;

WHEREAS, the Fund desires that all of the Fund’s Securities (as defined below) and cash be held and administered by the Custodian pursuant to this Agreement; and

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.	DEFINITIONS

1.1 Defined Terms. In addition to terms expressly defined elsewhere herein, the following words shall have the following meanings as used in this Agreement:

“Agreement” means this Custody Agreement (as the same may be amended from time to time in accordance with the terms hereof).

“Authorized Person” has the meaning set forth in Section 7.4(a).

“Bank Account” means the deposit account established by the Custodian at a bank in accordance with Section 3.6(a).

“Business Day” means a day on which the Custodian is open for business in the market or country in which a transaction is to take place.

“Cash Sweep Program” means the program offered by the Custodian for the investment of monies in the Custodial Account in one or more money market mutual funds, the terms of which program have been disclosed to the Fund.

“Custodial Account” means the segregated custodial account to be established at the Custodian in which the Custodian shall hold all Securities, Proceeds, the Loan Register, the Lending Account and cash deposited from time to time by or on behalf of the Fund or a Subsidiary (as applicable) into the Bank Account and/or invested pursuant to Section 3.6.

“Data File” has the meaning set forth in Section 3.3(b)(ii).

1

“Federal Reserve Bank Book-Entry System” means a depository and securities transfer system operated by the Federal Reserve Bank of the United States on which are eligible to be held all United States Government direct obligation bills, notes and bonds.

“Financing Document” has the meaning set forth in Section 3.3(b)(iv).

“Lending Account” means one or more marketplace lending investment accounts established by the Custodian on a Platform at the direction of the Fund pursuant to the Marketplace Lending Account Authorization and Initial Funding Direction in the form attached hereto as Exhibit A, and funded pursuant to such Marketplace Lending Account Authorization and Initial Funding Direction and any Marketplace Lending Account Subsequent Funding Direction provided by the Fund in the form attached hereto as Exhibit B.

“Loan” means all right, title and interest in any U.S. dollar-denominated loan acquired by the Fund from time to time to be held in the Custodial Account, including without limitation (a) the Required Loan Documents, and (b) all other rights, interests, benefits, remedies and claims arising from or relating to such Loan.

“Loan Checklist” means a list delivered to the Custodian in connection with delivery of a Loan to the Custodian that identifies the items contained in the related Loan File.

“Loan File” means, with respect to each Loan delivered to the Custodian, each of the Required Loan Documents identified on the related Loan Checklist.

“Loan Register” means a register maintained by the Custodian (in book-entry form or in such other form as it shall deem necessary or desirable) of such Loans, containing such information as the Fund and the Custodian may reasonably agree.

“Noteless Loan” means a Loan with respect to which (i) the related loan agreement does not require the obligor to execute and deliver an Underlying Note to evidence the indebtedness created under such Loan and (ii) no Underlying Notes are outstanding with respect to the portion of the Loan transferred to the Fund.

“Participation” means an interest in a Loan that is acquired indirectly by way of a participation from a selling institution, and includes any certificate evidencing more than one Participation.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof) unincorporated organization, or any government or agency or political subdivision thereof.

“Platform” means one or more online credit platforms from or through which the Fund may purchase a Platform Loan, and any of its related systems and data.

“Platform Loan” means any Loan purchased by the Fund from or through a Platform.

“Proceeds” means, collectively, (i) the net cash proceeds to the Fund of the private offering conducted by the Fund and any subsequent private or public offering by the Fund of any class of securities issued by the Fund, (ii) all cash distributions, earnings, dividends, fees and other cash payments paid on the Securities (or, as applicable, Subsidiary Securities) by or on behalf of the issuer or obligor thereof, or applicable paying agent, (iii) the net cash proceeds of the sale or other disposition of the Securities (or, as applicable, Subsidiary Securities) pursuant to the terms of this Agreement (and any Reinvestment Earnings from investment of the foregoing, as defined in Section 3.6(c) hereof) and (iv) the net cash proceeds to the Fund of any borrowing or other financing by the Fund.

2

“Proper Instructions” means instructions received by the Custodian, in form acceptable to it, from the Fund or any Person duly authorized by the Fund by any of the following means:

(a)	in writing signed by an Authorized Person (and delivered by hand, by mail, by overnight courier or by telecopier);

(b)	by electronic mail from an Authorized Person; or

(c)	such other means, including via a secure online portal or other electronic means, as may be agreed upon in writing from time to time by the Custodian and the party giving such instructions.

“Required Loan Documents” means, for each Loan:

(a)	other than in the case of a Participation, an executed copy of the assignment for such Loan, as identified on the Loan Checklist;

(b)	with the exception of Noteless Loans and Participations, the original executed Underlying Note endorsed by the issuer or the prior holder of record in blank or to the Fund;

(c)	an executed copy of the Underlying Loan Agreement (which may be included in the Underlying Note if so indicated in the Loan Checklist), together with a copy of all amendments and modifications thereto, as identified on the Loan Checklist;

(d)	a copy of each related security agreement (if any) signed by the applicable obligor(s), as identified on the Loan Checklist;

(e)	a copy of the Loan Checklist, and

(f)	a copy of each related guarantee (if any) then executed in connection with such Loan, as identified on the Loan Checklist.

provided, however, that with respect to any Platform Loan, the Required Loan Documents, including the Underlying Note, shall be in the form delivered in a Data File as defined in Section 3.3(b)(ii), and, provided further, that with respect to any Required Loan Document in electronic form and/or signed electronically, the Required Loan Documents shall be in the form described in written Proper Instructions (which may be standing instructions) from an Authorized Person subject to approval by the Custodian.

“Securities” means, collectively, the (i) investments, including Loans, acquired by the Fund or a Subsidiary (as applicable) and delivered to the Custodian by or on behalf of the Fund or a Subsidiary (as applicable) from time to time during the term of, and pursuant to the terms of, this Agreement and (ii) all dividends in kind (e.g., non-cash dividends) from the investments described in clause (i), all of which shall be in U.S. denomination.

3

“Securities Depository” means The Depository Trust Company and any other clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, as amended (the “1934 Act”), which acts as a system for the central handling of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.

“Securities System” means the Federal Bank Reserve Book-Entry System, a clearing agency which acts as a Securities Depository, or another book entry system for the central handling of securities.

“Shares” means the shares of common stock issued by the Fund.

“Street Delivery Custom” means a custom of the United States securities market to deliver securities which are being sold to the buying broker for examination to determine that the securities are in proper form.

“Street Name” means the form of registration in which the securities are held by a broker who is delivering the securities to another broker for the purposes of sale, it being an accepted custom in the United States securities industry that a security in Street Name is in proper form for delivery to a buyer and that a security may be re-registered by a buyer in the ordinary course.

“Subsidiary” means, collectively, any wholly owned subsidiary of the Fund, except for those wholly-owned subsidiaries whose assets are held in custody by a custodian other than the Custodian.

“Underlying Loan Agreement” means, with respect to any Loan, the document or documents evidencing the commercial loan agreement or facility pursuant to which such Loan is made.

“Underlying Note” means the one or more promissory notes executed by an obligor evidence a Loan.

1.2 Construction. In this Agreement unless the contrary intention appears:

(a)	any reference to this Agreement or another agreement or instrument refers to such agreement or instrument as the same may be amended, modified or otherwise rewritten from time to time;

(b)	a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(c)	any term defined in the singular form may be used in, and shall include, the plural with the same meaning, and vice versa;

(d)	a reference to a Person includes a reference to the Person’s executors, custodian, successors and permitted assigns;

(e)	an agreement, representation or warranty in favor of two or more Persons is for the benefit of them jointly and severally;

(f)	an agreement, representation or warranty on the part of two or more Persons binds them jointly and severally;

4

(g)	a reference to the term “including” means “including, without limitation,” and

(h)	a reference to any accounting term is to be interpreted in accordance with generally accepted principles and practices in the United States, consistently applied, unless otherwise instructed by the Fund.

1.3 Headings. Headings are inserted for convenience and do not affect the interpretation of this Agreement.

2.	APPOINTMENT OF CUSTODIAN

2.1 Appointment and Acceptance. The Fund hereby appoints the Custodian as custodian of all Securities and cash owned by the Fund and any Subsidiary (as applicable) at any time during the period of this Agreement, all of which shall be held in the Custodial Account, on the terms and conditions set forth in this Agreement (which shall include any addendum hereto which is hereby incorporated herein and made a part of this Agreement), and the Custodian hereby accepts such appointment and agrees to hold all Securities and cash owned by the Fund and any Subsidiary (as applicable) in the Custodial Account and to perform the services and duties set forth in this Agreement with respect to it subject to and in accordance with the provisions hereof.

2.2 Instructions. The Fund agrees that it shall from time to time provide, or cause to be provided, to the Custodian all necessary instructions and information, and shall respond promptly to all inquiries and requests of the Custodian, as may reasonably be necessary to enable the Custodian to perform its duties hereunder.

2.3 Fund Responsible For Directions. The Fund is solely responsible for directing the Custodian with respect to deposits to, withdrawals from and transfers to or from the Custodial Account. Without limiting the generality of the foregoing, the Custodian has no responsibility for compliance with any restrictions, covenants, limitations or obligations to which the Fund may be subject or for which it may have obligations to third parties in respect of the Custodial Account, and the Custodian shall have no liability for the application of any funds made at the direction of the Fund. The Fund shall be solely responsible for properly instructing all applicable payors to make all appropriate payments via the Bank Account to the Custodian to be held in the Custodial Account, and for properly instructing the Custodian with respect to the allocation or application of all such payments.

2.4 Appointment of Sub-Custodian. With prior written notice to the Fund, the Custodian may from time to time employ one or more sub-custodians located in the United States for the Custodial Account.

3.	DUTIES OF CUSTODIAN

3.1 Segregation. All Securities and non-cash property held by the Custodian, as applicable, for the account of the Fund (other than Securities maintained in a Securities Depository or Securities System) shall be accounted for separately from and shall not be commingled with other securities and non-cash property in the custody of the Custodian. Securities certificates, originally signed Required Loan Documents and tangible non-cash property shall be held in safekeeping and physically segregated from other securities and non-cash property in the possession of the Custodian and shall be identified as subject to this Agreement.

5

3.2 Custodial Account. The Custodian shall establish and maintain the Custodial Account, in which the Custodian shall enter and carry, subject to Section 3.3(b), all Securities, cash and other assets of the Fund which are delivered to it in accordance with this Agreement. The Custodian shall maintain the Loan Register in the Custodial Account.

3.3 Delivery of Securities to Custodian.

(a)	The Fund shall deliver, or cause to be delivered, to the Custodian all of the Fund’s Securities, cash and other investment assets, including (i) all payments of income, payments of principal and capital distributions received by the Fund with respect to such Securities, cash or other assets owned by the Fund at any time during the period of this Agreement, and (ii) all cash received by the Fund for the issuance, at any time during such period, of Shares or other securities or in connection with a borrowing by the Fund. Except to the extent otherwise expressly provided herein, delivery of Securities to the Custodian shall be in the name of the Custodian as custodian for the benefit of the Fund, Street Name or other good delivery form. The Custodian shall not be responsible for such Securities, cash or other assets until actually delivered to, and received by the Custodian.

(b)	(i) In connection with its acquisition of a Loan or other delivery of a Security constituting a Loan, the Fund shall deliver or cause to be delivered to the Custodian written Proper Instructions from an Authorized Person setting forth information sufficient to identify such Loan (which information shall be as agreed to by the Fund and the Custodian) which the Custodian may conclusively rely upon without further inquiry or investigation, in such form and format as the Custodian reasonably may require, and shall deliver to the Custodian the Required Loan Documents for all Loans, including the Loan Checklist.

(ii) Notwithstanding anything herein to the contrary, the Fund shall cause the applicable Platform to make available to the Custodian an electronic data file (a “Data File”) with respect to each Platform Loan transferred to the Fund and the Lending Account, via such Platform’s typical method for transmission of Platform Loan data, which may include a secure online portal maintained by such Platform or other electronic means, which the Custodian may conclusively rely upon without further inquiry or investigation.

(iii) Notwithstanding anything herein to the contrary, delivery of Loans acquired by the Fund which constitute Noteless Loans or Participations shall be made by delivery to the Custodian of: (A) in the case of a Noteless Loan, a copy of the loan register with respect to such Noteless Loan evidencing registration of such Loan on the books and records of the applicable obligor or bank agent to the name of the Fund (or its nominee) or a copy (which may be a facsimile copy) of an assignment agreement in favor of the Fund as assignee; and (B) in the case of a Participation, a copy of the related participation agreement; provided, however, that if a Noteless Loan or a Participation is in electronic form, delivery shall be through such means of delivery or transmission approved by the Custodian.

6

(iv) The Custodian agrees that it will act as custodian and bailee (for purposes of all applicable sections of the Uniform Commercial Code (“UCC”) or any law applicable to the security interest, if any, of the Fund in the Loans (such UCC provisions and other applicable laws, collectively “Security Interest Laws”); provided that Custodian makes no representation or warranty with respect to the Security Interest Laws) for the Fund for purposes of establishing possession on behalf of the Fund in order to evidence the ownership of each Loan by the Fund and to perfect the security interest, if any, of the Fund in such Loan, including all of the related Required Loan Documents. The Custodian shall not release any of the Required Loan Documents to any Person unless the Custodian shall have first received prior written consent of the Fund in the form of written Proper Instructions from an Authorized Person. Except as otherwise expressly permitted hereunder, or as may be specifically ordered by a court or regulatory authority of competent jurisdiction, the Custodian hereby agrees not to surrender control and/or possession of, sell, encumber, or otherwise dispose of the Required Loan Documents, or take any other action which would compromise such ownership and any perfected security interest(s). The Custodian shall not be deemed to have provided a distribution or a release in the situation, if any, where a Loan was sold without the knowledge or consent of the Custodian. Any duty on the part of the Custodian with respect to the custody of the Loans shall be limited to the exercise of reasonable care by the Custodian in the custody and safekeeping of any such documents delivered or transmitted to it, and any related instrument, security, credit agreement, assignment agreement and/or other agreements or documents, if any (collectively, “Financing Documents”), that may be delivered to it. The Custodian will have no obligation to: (x) determine whether any Financing Documents may exist for any Loan; (y) obtain any Financing Document that is not delivered or transmitted by the Fund to the Custodian; or (z) examine the contents or determine the sufficiency of any Financing Document received by it. The Custodian will be entitled to assume the genuineness, sufficiency and completeness of any such Financing Document it may receive and the genuineness and due authority of any signatures appearing thereon, and shall be entitled to assume that each such Financing Document it may receive is what it purports to be. The Custodian will have no liability for any act or omission of a sub-custodian with respect to any Financing Document.

(v) Contemporaneously with the acquisition of any Loan, the Fund shall: (A) cause the Required Loan Documents and/or the Data File evidencing such Loan to be delivered to the Custodian; (B) provide to the Custodian any other information reasonably requested by the Custodian in order to perform its duties under this Agreement; (C) take all actions necessary for the Fund to acquire good title to such Loan; and (D) take all actions as may be necessary (including appropriate payment notices and instructions to bank agents or other applicable paying agents) to cause (I) all payments in respect of the Loan to be made to the Custodian, and (II) all notices, solicitations and other communications in respect of such Loan to be directed to the Fund. The Custodian shall have no liability for any delay or failure on the part of the Fund to provide necessary information to the Custodian, or for any inaccuracy therein or incompleteness thereof, or for any delay or failure on the part of the Fund to give such effective payment instruction to bank agents and other paying agents, in respect of the Loans. With respect to each such Loan, the Custodian shall be entitled to rely on any information and notices it may receive from time to time from the related bank agent, obligor or similar party with respect to the related Loan, or from the Fund, and shall be entitled to update its records (as it may deem necessary or appropriate) on the basis of such information or notices received, without any obligation on its part independently to verify, investigate or recalculate such information.

7

3.4 Release of Securities.

(a)	The Custodian shall release and deliver, or direct its agents or sub-custodian to release and deliver, as the case may be, Securities or Required Loan Documents of the Fund held by the Custodian, its agents or its sub-custodian from time to time upon receipt of Proper Instructions (which shall, among other things, specify the Securities or Required Loan Documents to be released, with such delivery and other information as may be necessary to enable the Custodian to perform), which may be standing instructions (in form acceptable to the Custodian) in the following cases:

(i)	upon sale of such Securities by or on behalf of the Fund and, unless otherwise directed by Proper Instructions:

(A)	in accordance with the customary or established practices and procedures in the jurisdiction or market where the transactions occur, including delivery to the purchaser thereof or to a dealer therefor (or an agent of such purchaser or dealer) against expectation of receiving later payment; or

(B)	in the case of a sale effected through a Securities System, in accordance with the rules governing the operations of the Securities System;

(ii)	upon the receipt of payment in connection with any repurchase agreement related to such Securities;

(iii)	to a depositary agent in connection with tender or other similar offers for securities;

(iv)	to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable (unless otherwise directed by Proper Instructions, the cash or other consideration is to be delivered to the Custodian, its agents or its sub- custodian);

(v)	to an issuer thereof, or its agent, for transfer into the name of the Custodian or into the name of any nominee of the Custodian or into the name of any of its agents or sub-custodian or their nominees or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units, provided that, in any such case, the new Securities are to be delivered to the Custodian;

(vi)	to brokers, clearing banks or other clearing agents for examination in accordance with the Street Delivery Custom, provided that, in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such Securities prior to receiving payment for such Securities;

(vii)	for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such Securities, or pursuant to any deposit agreement (unless otherwise directed by Proper Instructions, the new securities and cash, if any, are to be delivered to the Custodian, its agents or its sub-custodian);

(viii)	in the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities (unless otherwise directed by Proper Instructions, the new securities and cash, if any, are to be delivered to the Custodian, its agents or its sub-custodian); and/or

(ix)	for any other proper corporate purpose of the Fund, but only upon receipt of written Proper Instructions and an officer’s certificate signed by an officer of the Fund (which officer shall not have been the Authorized Person providing the Proper Instructions) stating (A) the specified Securities to be delivered, (B) the purpose for such delivery, (C) that such purpose is a proper corporate purpose and (D) naming the person or persons to whom delivery of such securities shall be made and attaching a certified copy of a resolution of the board of directors of the Fund or an authorized committee thereof approving the delivery of such Proper Instructions.

8

3.5 Registration of Securities. Securities held by the Custodian, its agents or its sub-custodian (other than bearer securities, Securities held in a Securities System or Securities that are Noteless Loans or Participations) shall be registered in the name of the Custodian for the benefit of the Fund; or, at the option of the Custodian, in the name of the Custodian or in the name of any nominee of the Custodian or any nominee of its sub-custodian, or in the name of its agents or its sub-custodian or their nominees; or if directed by the Fund by Proper Instructions, may be maintained in Street Name. The Custodian, its agents and its sub-custodian shall not be obligated to accept Securities on behalf of the Fund under the terms of this Agreement unless such Securities are in the name of the Custodian for the benefit of the Fund, Street Name or other good deliverable form as determined in the Custodian’s sole discretion.

3.6 Bank Accounts, and Management of Cash.

(a)	With prior written notice to the Fund, the Custodian shall open and maintain a separate Bank Account or accounts in the name of the Custodian for the benefit of the Fund, to hold funds credited to the Custodial Account, to which monies credited to the Custodial Account shall be deposited until invested pursuant to Section 3.6(c), and for which the Custodian shall provide to the Fund wire instructions for the transmittal of funds. Any bank at which the Custodian opens and maintains the Bank Account shall be qualified to act as a custodian under the 1940 Act, and establishment of any such Bank Account shall constitute appointment of the bank as a sub-custodian pursuant to Section 2.4.

(b)	All Proceeds and other monies, if any, received by the Custodian via the Bank Account from time to time shall be credited to the Custodial Account and shall be subject to clearance and receipt of final payment by the Custodian.

(c)	Amounts deposited in the Bank Account shall be automatically invested in the Custodian’s Cash Sweep Program, until the Custodian receives written Proper Instructions from an Authorized Person (which may be standing instructions) with respect to the disposition of such amounts. Such investments shall be subject to availability and the Custodian’s then applicable transaction charges (which shall be at the Fund’s expense). The Custodian shall have no liability for any loss incurred on any such investments. Absent receipt of such written Proper Instructions from an Authorized Person, the Custodian shall have no obligation to invest (or otherwise pay interest on) amounts held in the Bank Account. In no instance will the Custodian have any obligation to provide investment advice to the Fund. Any earnings from such investment of amounts held in the Custodial Account from time to time (collectively, “Reinvestment Earnings”) shall be redeposited in the Bank Account (and may be reinvested pursuant to written Proper Instructions).

(d)	In the event that the Fund shall at any time request a withdrawal of amounts from the Custodial Account, the Custodian shall be entitled to liquidate, and shall have no liability for any loss incurred as a result of the liquidation of, any investment of the funds credited to such account as needed to provide necessary liquidity. Investment instructions may be in the form of standing instructions (in the form of Proper Instructions acceptable to Custodian).

9

(e)	In no instance shall the Custodian be obligated to make any advances to the Fund of cash or Securities in the Custodial Account for any purpose, including but not limited to any securities settlement or assumed settlement, account overdraft, or provisional credit.

3.7 [Reserved]

3.8 Custody and Collection of Income. The Custodian, its agents or its sub-custodian shall use commercially reasonable efforts to collect on a timely basis all income and other payments with respect to the Securities held hereunder to which the Fund shall be entitled, to the extent consistent with usual custom in the securities custodian business in the United Stated; provided, however, that in the case of any Platform Loan, the Custodian shall collect any Proceeds to the extent received by Custodian from the Platform or its servicer, if any, and provided further, that in no event shall the Custodian’s agreement herein to collect income be construed to obligate the Custodian to commence, undertake or prosecute any legal proceedings.

3.9 Payment of Moneys.

(a)	Upon receipt of Proper Instructions, which may be standing instructions, the Custodian shall pay out from the Custodial Account (or remit to its agents or its sub-custodian, and direct them to pay out) moneys of the Fund held therein in the following cases:

(i)	upon the purchase of Securities for the Fund pursuant to such Proper Instructions; and such purchase may, unless and except to the extent otherwise directed by Proper Instructions, be carried out by the Custodian:

(A)	in accordance with the customary or established practices and procedures in the jurisdiction or market where the transactions occur, including delivering money to the seller thereof or to a dealer therefor (or any agent for such seller or dealer) against expectation of receiving later delivery of such securities; or

(B)	in the case of a purchase effected through a Securities System, in accordance with the rules governing the operation of such Securities System;

(ii)	[reserved]; and

(iii)	for any other purpose directed by the Fund, but only upon receipt of Proper Instructions specifying the amount of such payment, and naming the Person or Persons to whom such payment is to be made.

(b)	At any time or times, the Custodian shall be entitled to pay (i) itself from the Custodial Account, whether or not in receipt of express direction or instruction from the Fund, any amounts due and payable to it pursuant to Section 8 hereof, and (ii) as otherwise permitted by Section 7.5, 9.4 or Section 12.5 below, provided, however, that in each case all such payments shall be accounted for to the Fund.

3.10 Voting and Other Action. The Custodian shall promptly deliver any notices, proxies, or proxy soliciting materials received by the Custodian to the Fund, but without indicating the manner in which any such proxies are to be voted. Neither the Custodian nor any nominee of the Custodian shall vote any of the securities held hereunder by or for the account of the Fund, except in accordance with Proper Instructions of the Fund. In the absence of such Proper Instructions, or in the event that such Proper Instructions are not received in a timely fashion, the Custodian shall be under no duty to act with regard to such proxies.

10

3.11 Communications Relating to Securities. The Custodian shall transmit promptly to the Fund all written information (including pendency of calls and maturities of Securities and expirations of rights in connection therewith) received by the Custodian from its agents or its sub-custodian or from issuers of the Securities being held for the Fund. The Custodian shall have no obligation or duty to exercise any right or power, or otherwise to preserve rights, in or under any Securities unless and except to the extent it has received timely Proper Instructions from the Fund. The Custodian will not be liable for any untimely exercise of, or failure to exercise, any right or power in connection with Securities at any time held by the Custodian, its agents or sub-custodian unless:

(i)	the Custodian has received Proper Instructions with regard to the exercise of any such right or power at least three (3) Business Days prior to the date on which such right or power is to be exercised; and

(ii)	the Custodian, or its agents or sub-custodian are in actual possession of such Securities at least three (3) Business Days prior to the date on which such right or power is to be exercised.

It will be the responsibility of the Fund to notify the Custodian of the Person to whom such communications must be forwarded under this Section. For the avoidance of doubt, upon and after the effective date of any termination of this Agreement or resignation of the Custodian, the Custodian shall have no responsibility to so transmit any information under this Section.

3.12 Records. The Custodian shall create and maintain complete and accurate records that relate to the custody of the Securities, cash or other property held for the Fund under this Agreement as may be required by Section 31 of the 1940 Act, and, if required to be maintained by Rule 31a-1 or Rule 31a-2 under the 1940 Act, preserve such records for the periods prescribed in Rule 31a-2 under the 1940 Act. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund or its affiliates and employees and agents of the Securities and Exchange Commission, upon reasonable request and prior notice and at the Fund’s expense.

3.13 Custody of Subsidiary Securities. With respect to each Subsidiary identified to the Custodian by the Fund, there shall be established at the Custodian at the Fund’s direction a segregated custodial account to which the Custodian shall deposit and hold such Subsidiary’s Securities and Proceeds received by the Custodian. The parties hereto agree that the Fund shall notify the Custodian in writing as to the designation of any Subsidiary as to which the Custodian is to serve as custodian pursuant to the terms of this Agreement, and identify in writing any accounts the Custodian shall be required to establish for such Subsidiary as herein provided. To the maximum extent possible, the provisions of this Agreement regarding Securities of the Fund and the Custodial Account shall be applicable to any such Subsidiary.

3.14 Duties of Custodian with Respect to the Books of Account and Calculation of Net Asset Value and Net Income. The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Fund to keep the books of account of the Fund and/or compute the net asset value per Share of the outstanding Shares.

11

4.	REPORTING

(a)	The Custodian shall provide the Fund with online access to the Custodial Account and shall provide the Fund with online access to quarterly statements of the Securities and monies held by the Custodian for the Fund as of the end of each quarter.

(b)	The Custodian shall have no duty or obligation to undertake any market valuation of the Securities under any circumstance.

(c)	The Custodian shall provide the Fund with such reports as are reasonably available to it on the internal accounting controls and procedures for safeguarding securities which are employed by the Custodian, as the Fund may reasonably request from time to time.

5.	DEPOSIT IN U.S. SECURITIES SYSTEMS

The Custodian may deposit and/or maintain Securities in a Securities System within the United States in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, including Rule 17f-4 under the 1940 Act, and subject to the following provisions:

(a)	The Custodian may keep domestic Securities in a U.S. Securities System provided that such Securities are represented in an account of the Custodian in the U.S. Securities System which shall not include any assets of the Custodian other than assets held by it as a custodian or otherwise for customers;

(b)	The records of the Custodian with respect to Securities which are maintained in a U.S. Securities System shall identify by book-entry those Securities belonging to the Fund;

(c)	If requested by the Fund, the Custodian shall provide to the Fund copies of all notices received from the U.S. Securities System of transfers of Securities for the account of the Fund; and

(d)	Anything to the contrary in this Agreement notwithstanding, the Custodian shall not be liable to the Fund for any direct loss, damage, cost, expense, liability or claim to the Fund resulting from use of any Securities System (other than to the extent resulting from the gross negligence or willful misconduct of the Custodian itself, or from failure of the Custodian to enforce effectively such rights as it may have against the U.S. Securities System.)

6.	[Reserved].

7.	CERTAIN GENERAL TERMS

7.1 No Duty to Examine Underlying Instruments. Nothing herein shall obligate the Custodian to review or examine any Required Loan Document, Financing Document or any underlying instrument, certificate, credit agreement, indenture, loan agreement, promissory note, or other financing document evidencing or governing any Security to determine the terms, validity, sufficiency, marketability or enforceability of any Security (and shall have no responsibility for the genuineness or completeness thereof), or otherwise.

12

7.2 Resolution of Discrepancies. In the event of any discrepancy between the information set forth in any report provided by the Custodian to the Fund and any information contained in the books or records of the Fund, the Fund shall promptly notify the Custodian thereof and the parties shall cooperate to diligently resolve the discrepancy.

7.3 [Reserved].

7.4 Proper Instructions.

(a)	The Fund will give notice to the Custodian, in form acceptable to the Custodian, specifying the names and specimen signatures of persons authorized to give Proper Instructions (collectively, “Authorized Persons” and each is an “Authorized Person”) which notice shall be signed by an Authorized Person previously certified to the Custodian. The Custodian shall be entitled to rely upon the identity and authority of such persons until it receives written notice from an Authorized Person of the Fund to the contrary. The initial Authorized Persons are set forth on Schedule 1 attached hereto and made a part hereof (as such Schedule 1 may be modified from time to time by written notice from the Fund to the Custodian).

(b)	The Custodian shall have no responsibility or liability to the Fund (or any other person or entity), and shall be indemnified and held harmless by the Fund, in the event that a subsequent written confirmation of an oral instruction fails to conform to the oral instructions received by the Custodian. The Custodian shall not have an obligation to act (or forebear to act) in accordance with purported instructions to the extent that they conflict, as determined in the Custodian’s sole discretion, with applicable law or regulations, local market practice or the Custodian’s operating policies and practices. The Custodian shall not be liable for any loss resulting from a delay while it obtains clarification of any Proper Instructions.

(c)	In no instance shall the Custodian be obligated to provide services pursuant to this Agreement on any day that is not a Business Day.

7.5 Actions Permitted Without Express Authority. The Custodian may, at its discretion, without express authority from the Fund:

(a)	make payments to itself as described in or pursuant to Section 3.9(b), or make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the Fund;

(b)	surrender Securities in temporary form for Securities in definitive form;

(c)	endorse for collection checks, drafts and other negotiable instruments; and

(d)	in general attend to all nondiscretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the Securities and property of the Fund.

13

7.6 Evidence of Authority. The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate, instrument or paper reasonably believed by it to be genuine and to have been properly executed or otherwise given by or on behalf of the Fund by an Authorized Person. The Custodian may receive and accept a certificate signed by any Authorized Person as conclusive evidence of:

(a)	the authority of any person to act in accordance with such certificate; or

(b)	any determination or any action by the Fund as described in such certificate,

and such certificate may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary from an Authorized Person of the Fund.

7.7 Receipt of Communications. Any communication received by the Custodian on a day which is not a Business Day or after 3:30 p.m. Eastern time (or such other time as is agreed by the Fund and the Custodian from time to time) on a Business Day will be deemed to have been received on the next Business Day.

8.	COMPENSATION OF CUSTODIAN

8.1 Fees. The Custodian shall be entitled to compensation for its services in accordance with the terms of that certain fee letter dated _______________, 2015, between the Fund and the Custodian.

8.2 Expenses. The Fund agrees to pay or reimburse to the Custodian upon its request from time to time all costs, disbursements, and expenses (including reasonable fees and expenses of legal counsel) incurred, and any disbursements made in connection with the preparation or execution of this Agreement, or in connection with the transactions contemplated hereby or the administration of this Agreement or performance by the Custodian of its duties and services under this Agreement, from time to time (including the reasonable costs and expenses of any action deemed necessary by the Custodian to collect any amounts owing to it under this Agreement).

9.	RESPONSIBILITY OF CUSTODIAN

9.1 General Duties. The Custodian shall have no duties, obligations or responsibilities under this Agreement or with respect to the Securities or Proceeds except for such duties as are expressly and specifically set forth in this Agreement, and the duties and obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No implied duties, obligations or responsibilities shall be read into this Agreement against, or on the part of, the Custodian.

9.2 Instructions.

(a)	The Custodian shall be entitled to refrain from taking any action unless it has Proper Instructions from the Fund as it reasonably deems necessary, and shall be entitled to require, upon notice to the Fund, that Proper Instructions to it be in writing. The Custodian shall have no liability for any action (or forbearance from action) taken pursuant to the Proper Instructions of the Fund.

(b)	Whenever the Custodian is entitled or required to receive or obtain any communications or information pursuant to or as contemplated by this Agreement, it shall be entitled to receive the same in writing, in form, content and medium reasonably acceptable to it and otherwise in accordance with any applicable terms of this Agreement; and whenever any report or other information is required to be produced or distributed by the Custodian it shall be in form, content and medium reasonably acceptable to it and the Fund, and otherwise in accordance with any applicable terms of this Agreement.

14

9.3 General Standards of Care. Notwithstanding any terms herein contained to the contrary, the acceptance by the Custodian of its appointment hereunder is expressly subject to the following terms, which shall govern and apply to each of the terms and provisions of this Agreement (whether or not so stated therein):

(a)	The Custodian may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper or document furnished to it (including any of the foregoing provided to it by telecopier or electronic means), not only as to its due execution and validity, but also as to the truth and accuracy of any information therein contained, which it in good faith believes to be genuine and signed or presented by the proper person; and the Custodian shall be entitled to presume the genuineness and due authority of any signature appearing thereon, including any signature in electronic form. The Custodian shall not be bound to make any independent investigation into the facts or matters stated in any such notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper or document.

(b)	Neither the Custodian nor any of its directors, officers, employees or agents shall be liable to anyone for any error of judgment, or for any act done or step taken or omitted to be taken by it (or any of its directors, officers, employees or agents), or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, unless such action constitutes gross negligence, willful misconduct or bad faith on its part and in breach of the terms of this Agreement. The Custodian shall not be liable for any action taken by it in good faith and reasonably believed by it to be within powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action. The Custodian shall not be under any obligation at any time to ascertain whether the Fund is in compliance with the 1940 Act, the regulations thereunder, or the Fund’s investment objectives and policies then in effect.

(c)	In no event shall the Custodian be liable for any indirect, special or consequential damages (including lost profits) whether or not it has been advised of the likelihood of such damages.

(d)	The Custodian may consult with, and obtain advice from, legal counsel selected in good faith with respect to any question as to any of the provisions hereof or its duties hereunder, or any matter relating hereto, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Custodian in good faith in accordance with the advice of such counsel; the reasonable cost of such services shall be reimbursed pursuant to Section 8.2 above.

(e)	The Custodian shall not be deemed to have notice of any fact, claim or demand with respect hereto unless actually known by an officer of its Private Fund Custody Services group and charged with responsibility for administering this Agreement or unless received in writing by such officer at the applicable address(es) as set forth in Section 15 and specifically referencing this Agreement.

15

(f)	No provision of this Agreement shall require the Custodian to expend or risk its own funds, or to take any action (or forbear from action) hereunder which might in its judgment involve any expense or any financial or other liability unless it shall be furnished with acceptable indemnification. Nothing herein shall obligate the Custodian to commence, prosecute or defend legal proceedings in any instance, whether on behalf of the Fund or on its own behalf or otherwise, with respect to any matter arising hereunder, or relating to this Agreement or the services contemplated hereby.

(g)	The permissive right of the Custodian to take any action hereunder shall not be construed as duty.

(h)	The Custodian may act or exercise its duties or powers hereunder through agents or attorneys, and the Custodian shall not be liable or responsible for the actions or omissions of any such agent or attorney appointed and maintained with reasonable due care.

(i)	All indemnifications contained in this Agreement in favor of the Custodian shall survive the termination of this Agreement.

9.4 Indemnification; Custodian’s Lien.

(a)	The Fund shall and does hereby indemnify and hold harmless the Custodian for and from any and all costs and expenses (including reasonable attorney’s fees and expenses), and any and all losses, damages, claims and liabilities, that may arise, be brought against or incurred by the Custodian, and any disbursements made by the Custodian as a result of, relating to, or arising out of this Agreement, or the administration or performance of the Custodian’s duties hereunder, or the relationship between the Fund (including, for the avoidance of doubt, any Subsidiary) and the Custodian created hereby, other than such liabilities, losses, damages, claims, costs and expenses as are directly caused by the Custodian’s own actions constituting gross negligence or willful misconduct.

(b)	In the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee’s own gross negligence or willful misconduct, or if the Fund fails to compensate the Custodian pursuant to Section 8 hereof, any cash at any time held for the account of the Fund shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash to the extent necessary to obtain reimbursement.

9.5 Force Majeure. Without prejudice to the generality of the foregoing, the Custodian shall be without liability to the Fund for any damage or loss resulting from or caused by events or circumstances beyond the Custodian’s reasonable control including (a) nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of the normal procedures and practices of any securities market, power, mechanical, communications or other technological failures or interruptions, computer viruses or the like, fires, floods, earthquakes or other natural disasters, civil and military disturbance, acts of war or terrorism, riots, revolution, acts of God, work stoppages, strikes, national disasters of any kind, or other similar events or acts; (b) errors by the Fund (including any Authorized Person) in its instructions to the Custodian; or (c) changes in applicable law, regulation or orders.

16

10.	SECURITY CODES

If the Custodian issues to the Fund security codes, passwords or test keys in order that it may verify that certain transmissions of information, including Proper Instructions, have been originated by the Fund, the Fund shall safeguard any security codes, passwords, test keys or other security devices which the Custodian shall make available.

11.	TAX LAW

The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund or the Custodian as custodian of the Securities or the Proceeds, by the tax law of the United States or any state or political subdivision thereof, or of countries other than the United States or any political subdivision thereof. The Custodian shall have no liability, and the Fund shall indemnify the Custodian, for such obligations including but not limited to taxes (but excluding any income taxes assessable in respect of compensation paid to the Custodian pursuant to this agreement), withholding, certification and reporting requirements, claims for exemption or refund, additions for late payment interest, penalties and other expenses (including legal expenses) that may be assessed against the Fund, or the Custodian as custodian of the Securities or Proceeds.

12.	EFFECTIVE PERIOD, TERMINATION AND AMENDMENT

12.1 Effective Date. This Agreement shall become effective as of the date first stated above. This Agreement shall continue in full force and effect until terminated as hereinafter provided. This Agreement may only be amended by mutual written agreement of the parties hereto. This Agreement may be terminated by the Custodian or the Fund pursuant to Section 12.2.

12.2 Termination. This Agreement shall terminate upon the earliest of (a) the effective date of termination specified in any written notice of termination given by either party to the other which effective date shall be not less than ninety (90) days from the date that such notice is given in accordance with Section 15, and (b) such other date of termination as may be mutually agreed upon by the parties in writing.

12.3 Resignation. The Custodian may at any time resign under this Agreement by giving not less than ninety (90) days advance written notice thereof to the Fund.

12.4 Successor. Prior to the effective date of termination of this Agreement, or the effective date of the resignation of the Custodian, as the case may be, the Fund shall give Proper Instruction to the Custodian designating a successor Custodian, if applicable.

12.5 Payment of Fees, etc. Upon termination of this Agreement or resignation of the Custodian, the Fund shall pay to the Custodian such compensation, and shall likewise reimburse the Custodian for its costs, expenses and disbursements, as may be due as of the date of such termination or resignation (or removal, as the case may be). All indemnifications in favor of the Custodian under this Agreement shall survive the termination of this Agreement, or any resignation or removal of the Custodian.

12.6 Final Report. In the event of any resignation or removal of the Custodian, the Custodian shall provide to the Fund a complete final report or data file transfer of any confidential information as of the date of such resignation or removal.

17

13.	REPRESENTATIONS AND WARRANTIES

13.1 Representations of the Fund. The Fund represents and warrants to the Custodian that:

(a)	it has the power and authority to enter into and perform its obligations under this Agreement, and it has duly authorized and executed this Agreement so as to constitute its valid and binding obligation;

(b)	it is in compliance, in all material respects, with the provisions of the 1940 Act and the rules and regulations thereunder applicable to BDCs; and

(c)	in giving any instructions which purport to be “Proper Instructions” under this Agreement, the Fund will act in accordance with the provisions of its certificate of incorporation and bylaws and any applicable laws and regulations.

13.2 Representations of the Custodian. The Custodian hereby represents and warrants to the Fund that:

(a)	it is qualified to act as a custodian pursuant to Section 26(a)(1) of the 1940 Act;

(b)	it has the power and authority to enter into and perform its obligations under this Agreement;

(c)	it has duly authorized and executed this Agreement so as to constitute its valid and binding obligations; and

(d)	that it maintains business continuity policies and standards that include data file backup and recovery procedures that comply with all applicable regulatory requirements.

14.	PARTIES IN INTEREST; NO THIRD PARTY BENEFIT

This Agreement is not intended for, and shall not be construed to be intended for, the benefit of any third parties and may not be relied upon or enforced by any third parties (other than successors and permitted assigns pursuant to Section 19).

15.	NOTICES

Any Proper Instructions shall be given to the following address (or such other address as either party may designate by written notice to the other party), and otherwise any notices, approvals and other communications hereunder shall be sufficient if made in writing and given to the parties at the following address (or such other address as either of them may subsequently designate by notice to the other), given by (i) certified or registered mail, postage prepaid, (ii) recognized courier or delivery service, or (iii) confirmed telecopier or telex, with a duplicate sent on the same day by first class mail, postage prepaid:

(a)	if to the Fund, to:

Parkview Capital Credit, Inc.

Two Post Oak Center

1980 Post Oak Boulevard, 15th Floor

Houston, Texas 77056

Attention: Keith W. Smith, President and Chief Executive Officer

Email: ksmith@parkviewadv.com

18

(b)	if to the Custodian, to:

Millennium Trust Company, LLC

2001 Spring Road, Suite 700

Oak Brook, IL 60523

Attention: Patrick Roche

Email: proche@mtrustcompany.com

With a copy (except with respect to Proper Instructions) to:

Millennium Trust Company, LLC

2001 Spring Road, Suite 700

Oak Brook, IL 60523

Attention: General Counsel

Email: bmarkham@mtrustcompany.com

16.	CHOICE OF LAW AND JURISDICTION

This Agreement shall be construed, and the provisions thereof interpreted under and in accordance with and governed by the laws of the State of Illinois for all purposes (without regard to its choice of law provisions); except to the extent such laws are inconsistent with federal securities laws, including the 1940 Act.

17.	ENTIRE AGREEMENT; COUNTERPARTS

17.1 Complete Agreement. This Agreement constitutes the complete and exclusive agreement of the parties with regard to the matters addressed herein and supersedes and terminates as of the date hereof, all prior agreements, agreements or understandings, oral or written between the parties to this Agreement relating to such matters.

17.2 Counterparts. This Agreement may be executed in any number of counterparts and all counterparts taken together shall constitute one and the same instrument.

17.3 Facsimile Signatures. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

18.	AMENDMENT; WAIVER

18.1 Amendment. This Agreement may not be amended except by an express written instrument duly executed by each of the Fund and the Custodian.

18.2 Waiver. In no instance shall any delay or failure to act be deemed to be or effective as a waiver of any right, power or term hereunder, unless and except to the extent such waiver is set forth in an expressly written instrument signed by the party against whom it is to be charged.

19

19.	SUCCESSORS AND ASSIGNS

19.1 Successors Bound. The covenants and agreements set forth herein shall be binding upon and inure to the benefit of each of the parties and their respective successors and permitted assigns. Neither party shall be permitted to assign their rights under this Agreement without the written consent of the other party; provided, however, that the foregoing shall not limit the ability of the Custodian to delegate certain duties or services to or perform them through agents or attorneys appointed with due care as expressly provided in this Agreement.

19.2 Merger and Consolidation. Any corporation or association into which the Custodian may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation or association to which the Custodian transfers all or substantially all of its business, shall be the successor of the Custodian hereunder, and shall succeed to all of the rights, powers and duties of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

20.	SEVERABILITY

The terms of this Agreement are hereby declared to be severable, such that if any term hereof is determined to be invalid or unenforceable, such determination shall not affect the remaining terms.

21.	REQUEST FOR INSTRUCTIONS

If, in performing its duties under this Agreement, the Custodian is required to decide between alternative courses of action, the Custodian may (but shall not be obliged to) request written instructions from the Fund as to the course of action desired by it. If the Custodian does not receive such instructions within two (2) days after it has requested them, the Custodian may, but shall be under no duty to, take or refrain from taking any such courses of action. The Custodian shall act in accordance with instructions received from the Fund in response to such request after such two-day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions.

22.	OTHER BUSINESS

Nothing herein shall prevent the Custodian or any of its affiliates from engaging in other business, or from entering into any other transaction or financial or other relationship with, or receiving fees from or from rendering services of any kind to the Fund or any other Person. Nothing contained in this Agreement shall constitute the Fund and/or the Custodian (and/or any other Person) as members of any partnership, joint venture, association, syndicate, unincorporated business or similar assignment as a result of or by virtue of the engagement or relationship established by this Agreement.

23.	REPRODUCTION OF DOCUMENTS

This Agreement and all schedules, exhibits, attachments and amendment hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further production shall likewise be admissible in evidence.

20

24.	CONFIDENTIALITY

All information provided under this Agreement by a party (the “Disclosing Party”) to the other party (the “Receiving Party”) regarding the Disclosing Party’s business and operations, including any nonpublic personally identifiable information as defined in the Gramm-Leach-Bliley Act of 1999, shall be treated as confidential. All confidential information provided under this Agreement by Disclosing Party shall be used, including authorized disclosure to third parties, by the Receiving Party, or its agents or service providers, solely for the purpose of performing or receiving the services and discharging the Receiving Party’s other obligations under the Agreement. The foregoing shall not be applicable to any information (a) that is publicly available when provided or thereafter becomes publicly available, other than through a breach of this Agreement, (b) that is independently derived by the Receiving Party without the use of any information provided by the Disclosing Party in connection with this Agreement, (c) that is disclosed to comply with any legal or regulatory proceeding, investigation, audit, examination, subpoena, civil investigative demand or other similar process, (d) that is disclosed as required by operation of law or regulation or as required to comply with the requirements of any market infrastructure that the Disclosing Party or its agents direct the Custodian or its affiliates to employ (or which is required in connection with the holding or settlement of instruments included in the assets subject to this Agreement, or (e) where the party seeking to disclose has received the prior written consent of the party providing the information, which consent shall not be unreasonably withheld.

25.	SHAREHOLDER COMMUNICATIONS ELECTION

SEC Rule 14b-2 requires custodians which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Fund’s name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian “no”, the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian “yes” or does not check either “yes” or “no” below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund’s protection, the Rule prohibits the requesting company from using the Fund’s name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

YES [ ]	The Custodian is authorized to release the Fund’s name, address, and share positions.

NO [X]	The Custodian is not authorized to release the Fund’s name, address, and share positions.

21

26.	NOTICE ACKNOWLEDGEMENT

The Fund acknowledges receipt of the following notice:

“ IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust or other legal entity the Custodian will ask for documentation to verify its formation and existence as a legal entity. The Custodian may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.”

[PAGE INTENTIONALLY ENDS HERE. SIGNATURES APPEAR ON NEXT PAGE.]

22

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and delivered by a duly authorized officer, intending the same to take effect as of the 1st day of December, 2015.

PARKVIEW CAPITAL CREDIT, INC.		MILLENNIUM TRUST COMPANY, LLC

By:	/s/ Keith W. Smith	By:	/s/ Patrick Roche
Name:	Keith W. Smith	Name:	Patrick Roche
Title:	President and Chief Executive Officer	Title:	Vice President

23

Attach:

EXHIBIT A – Marketplace Lending Account Authorization and Initial Funding Direction

EXHIBIT B – Marketplace Lending Account Subsequent Funding Direction

SCHEDULE 1 – Initial Authorized Persons

24

Schedule 1

Initial Authorized Persons

Any of the following persons (each acting singly) shall be an Authorized Person (as this list may be subsequently modified by the Fund from time to time by written notice to the Custodian):

Name	Specimen Signature

Keith W. Smith	/s/ Keith W. Smith
Charles Jacobson	/s/ Charles Jacobson
Adrienne Yost Hart	/s/ Adrienne Yost Hart
Stefanie Robinson	/s/ Stefanie Robinson

 25